                                                                   Exhibit 99.43

                           SUBSIDIARIES OF THE COMPANY

             SUBSIDIARY                     JURISDICTION OF INCORPORATION           PERCENT OWNERSHIP
NFO Research, Inc.                                    Delaware                            100%

Stochastic International, Inc.                        Delaware                            100%

IX, Inc.                                              Delaware                            100%

Migliara/Kaplan Associates, Inc.                      Delaware                            100%

Chesapeake Surveys, Inc.                              Delaware                            100%

Prognostics Corp.                                     Delaware                            100%

Plog Research, Inc.                                   Delaware                            100%

PSI Holding, Corp.                                    Delaware                            100%

The Spectrem Group, Inc.                              Delaware                            100%

Advanced Marketing Solutions Corp.                    Delaware                            100%

NFO USA, Inc.                                         Delaware                            100%

Ross-Cooper-Lund, Inc.                                Delaware                            100%

MarketMind, Inc.                                      Delaware                            100%

NFO International, Inc.                               Delaware                            100%

NFO APIM, Inc.                                        Delaware                            100%

NFO Asia-Pacific, Inc.                                Delaware                            100%

NFO Europe, Inc.                                      Delaware                            100%

NFO APLT, Inc. (NFO JV, Inc.)                         Delaware                            100%

NFO France, Inc.                                      Delaware                            100%

NFO Germany, Inc.                                     Delaware                            100%

NFO Italy, Inc.                                       Delaware                            100%

NFO UK, Inc.                                          Delaware                            100%

Infratest U.S., Inc.                                  Delaware                            100%

Payment Systems, Inc.                                 Florida                             100%

        SUBSIDIARY                                         JURISDICTION OF INCORPORATION         PERCENT OWNERSHIP
MarketMind Australia                                                 Australia                          100%

CM Australia Holdings Pty Ltd.                                       Australia                          100%

CM Research Sydney Pty Ltd.                                          Australia                          100%

Loyalty Research Pty Ltd.                                            Australia                          100%

NFO-Donovan Research Pty Ltd.                                        Australia                          100%

CF Group, Inc.                                                        Canada                            100%

Infraforces SARL                                                      France                            100%

Infratest Burke S.a.r.l                                               France                            100%

NFO Europe Beteiligungs-GmbH                                          Germany                           100%

NFO Europe AG Holding & Co KG
  Research & Consulting                                               Germany                           100%

NFO Europe AG Holding                                                 Germany                           100%

NFO Europe Verwaltungs GmbH                                           Germany                           100%

NFO Europe GmbH & Co KG                                               Germany                           100%

Infratest Burke Verwaltungs GmbH                                      Germany                           100%

Infratest Burke GmbH & Co.                                            Germany                           100%

Infratest Burke InCom Beteiligungs GmbH                               Germany                           100%

Infratest Burke InCom GmbH                                            Germany                           100%

Infratest Burke Sozialforschung Beteiligungs GmbH                     Germany                           100%

Infratest Burke Sozialforschung GmbH & Co.                            Germany                           100%

Infratest Burke Wirtschaftsforschung
  Beteiligungs GmbH                                                   Germany                           100%

Infratest Burke Wirtschaftsforschung GmbH & Co.                       Germany                           100%

Infratest Burke GmbH & Co. Marketing Forschung                        Germany                           100%

Testpanel-Martkforschungsinstitut GmbH                                Germany                           100%

             SUBSIDIARY                              JURISDICTION OF INCORPORATION        PERCENT OWNERSHIP
TPI-Beteiligungs GmbH                                             Germany                        100%

Nexxus Kommunikationsanlagen GmbH                                 Germany                        100%

Infratest Burke Beteiligungs GmbH                                 Germany                        100%

Infratest Burke International GmbH Holding                        Germany                        100%

Infratest Burke S.p.A                                              Italy                         100%

Infratest Burke Group Ltd.                                     United Kingdom                    100%

Infratest Burke Ltd.                                           United Kingdom                    100%

Public Attitude Surveys Holding Ltd.                           United Kingdom                    100%

Public Attitude Surveys Limited                                United Kingdom                    100%

System Three (Scotland) Ltd.                                   United Kingdom                    100%

Consumer Insights Limited                                      United Kingdom                    100%

Infratest Burke InterNational Services Ltd.                    United Kingdom                    100%

Infratest Burke Asia Pacific Ltd.                              United Kingdom                    100%

Infratest Burke Core Company Ltd.                              United Kingdom                    100%

The MBL Group, Plc                                             Untied Kingdom                    100%

Prognostics Ltd.                                               United Kingdom                    100%

City Research Group Plc                                        United Kingdom                    100%

Applied Research & Communications, Ltd.                        United Kingdom                    100%

City Research Associates, Ltd.                                 United Kingdom                    100%

Strategic Marketing Consultancy, Ltd.                          Untied Kingdom                    100%

NFO Worldwide UK                                               United Kingdom                    100%

PSI Singapore LC                                                  Singapore                      100%

CM Research International, Ltd.                                  New Zealand                     100%

CM Research Group, Ltd.                                          New Zealand                     100%

             SUBSIDIARY                                      JURISDICTION OF INCORPORATION      PERCENT OWNERSHIP
CM Research New Zealand, Ltd.                                          New Zealand                    100%

Fact Finders On-Line, Ltd.                                             New Zealand                    100%

InsightExpress LLC                                                      Delaware                        1%

Burke, Inc. (Cincinnati)                                                Delaware                       50%

I+G Infratest + GfK Medical Research (Rhode Island)                     Delaware                       26%

MERAC WLL Ltd.                                                          Bahrain                       87.5%

Market Behaviour Ltd.                                                  Bangladesh                     44.625%

Somra MBL Limited                                                      Bangladesh                     23.375%

Infratest Burke ApS                                                     Denmark                       75.2%

I+G Nordic Medical Research A/S                                         Denmark                        28%

MERAC EGYPT Ltd.                                                         Egypt                         85%

Infratest Burke OY                                                      Finland                       56.4%

T.E.S.T. S.A                                                             France                        60%

Infratest dimap Gesellschaft fur Trend und
  Wahlforschung GmbH                                                    Germany                        74%

The Core Company, Beratung fur das Marketing
  Aktiengesellschaft                                                    Germany                        50%

Infratel GmbH Telefonische Datenerhebung
  Und Datenverarbeitung                                                 Germany                        29%

L & H Automobil Consult GmbH                                            Germany                       25.2%

Infratest Gesundheitsforschung GmbH                                     Germany                        80%

Infratest Gesundheitsforschung GmbH & Co.                               Germany                        80%

KFM Klinische Forschung GmbH                                            Germany                        90%

P&P Software und Consulting GmbH                                        Germany                        20%

Infratest & GfK Gesundheitsforschung
  Verwaltungs GmbH                                                      Germany                        40%

             SUBSIDIARY                                       JURISDICTION OF INCORPORATION      PERCENT OWNERSHIP
Infratest & GfK Gesundheitsforschung GmbH                              Germany                          40%

I+G Gesundheits und Pharmamarkt Forschung
  Verwaltungs GmbH                                                     Germany                          40%

I+G Gesundheitsforschung Verwaltungs GmbH                              Germany                          40%

I+G Gesundheitsforschung GmbH & Co.                                    Germany                          40%

ImePa Institut fur Medizin und Patienten
  Forschung GmbH                                                       Germany                          40%

GPI Kommunikationsforschung Ges. Fur Pharma-
  Informationssysteme GmbH                                             Germany                          32%

ZEG Zentrum fur Epidermiologie und
Gesundheitsforschung GmbH                                              Germany                          22%

DEGAMA GmbH                                                            Germany                          19.6%

GPI Krankenhausforschung Gesellschaft fur
  Pharma-Informationssysteme GmbH                                      Germany                          16%

MedVantage GmbH                                                        Germany                          16%

MBL Asia-Pacific Ltd.                                                 Hong Kong                         93.5%

Market Behaviour (China) Ltd.                                         Hong Kong                         81.8125%

Market Behaviour (Thailand) Ltd.                                      Hong Kong                         65.45%

Market Behaviour (Vietnam) Ltd.                                       Hong Kong                         74.8%

Market Behaviour (Hong Kong) Ltd.                                     Hong Kong                         77.45%

Market Behaviour (International) Ltd. Taiwan                          Hong Kong                         82.56%

Market Behaviour (International) Ltd.
  Taiwan Branch                                                       Hong Kong                         82.56%

International Research Associates (Hong Kong) Ltd.                    Hong Kong                         82.3%

Consensus-MB Ltd. Indonesia                                           Hong Kong                         82.95%

MBL Research and Consultancy Group (P) Ltd.                             India                           51%

PT Continental Sentratama Surveys                                     Indonesia                         82.95%

             SUBSIDIARY                              JURISDICTION OF INCORPORATION          PERCENT OWNERSHIP
Market Behaviour (Malaysia) Ltd.                             Malaysia                             70.125%

Trendbox B.V                                                Netherlands                           75%

Trends-MBL Inc.                                             Philippines                           88.825%

MERAC Arabia Company Ltd.                                   Saudi Arabia                          44.625%

Market Behaviour (Singapore) Plc Ltd                         Singapore                            82.95%

Infratest Burke S.L                                            Spain                              50%

Market Behaviour Ltd.                                        Sri Lanka                            38.25%

Infratest Burke AB                                            Sweden                              75.2%

Infratest Burke Core Company AB                               Sweden                              75.2%

Nomina Telemarking AB                                         Sweden                              75.2%

I+G Infratest + GfK Gesundheitsforschung                    Switzerland                           34%

Plus Remark Research for Marketing                            Turkey                              55%

BJM Research and Consulting Ltd.                            United Kingdom                        87.5%

Market Behaviour Ltd.                                       United Kingdom                        87.5%

Marketing Blueprint Ltd.                                    United Kingdom                        87.5%